                                                                   EXHIBIT 10.12

                                  EQUIFAX INC.
                                  ------------

                        INCENTIVE STOCK OPTION AGREEMENT



                               Number of Shares:

                                 Option Price:

                        Date of Grant: January 31, 1996


     THIS AGREEMENT dated as of the Date of Grant, stated above, between Equifax Inc., a Georgia corporation (the "Company"), and the above-named Participant ("Participant"), is made pursuant and subject to the provisions of the Company's Employees Stock Incentive Plan (the "Plan"). All terms used herein that are defined in the Plan have the same meaning given them in the Plan.

1.   Grant of Option.  Pursuant to the Plan, the Company, on the "Date of Grant"
     ---------------
     granted to Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company the Number of Shares stated above, or any part thereof. Such option will be exercisable as hereinafter provided.

2.   Terms and Conditions.  This option is subject to the following terms and
     --------------------
     conditions:

     (a)  Expiration Date, This option shall expire ten years from the date of
          ---------------
          Grant of this option (the "Expiration Date").

     (b)  Exercise of Option.  Except as provided in paragraphs 2(e), 3, 4 and
          ------------------
          5, this option shall be exercisable with respect to one-fourth of the shares subject to this option on the first anniversary of the Date of Grant and with respect to an additional one-fourth of the shares subject to this option on each anniversary of the Date of Grant so that this option shall be fully exercisable on the fourth anniversary of the Date of Grant. Once this option has become exercisable in accordance with the preceding sentence, it shall continue to be exercisable until the termination of Participant's rights hereunder pursuant to paragraphs 2(e), 3, 4 or 5 or until the Expiration Date, whichever occurs first. This option may be exercised with respect to any number of whole shares less than the full number for which the option could be exercised; provided, however, that this option may be exercised for no less than twenty-five shares of Common Stock or, if less, the number of shares of Common Stock that remains subject to this option. A partial exercise of this option shall not affect Participant's right to exercise this option with respect to the remaining shares, subject to the conditions of the Plan and this Agreement.

     (c)  Method of Exercising and Payment for Shares.  This option shall be
          -------------------------------------------
          exercised by written notice, accompanied by payment of the option price, delivered to the attention of the Company's Stock Option Administrator at the Company's principal office in Atlanta, GA. The Date of Exercise shall be the date as indicated on the proper stock option exercise form (e.g., exercise date on Company's stock option exercise form; trade date on broker's letter of intent to exercise; exercise date via computer file). The option price may be paid in cash or cash equivalent acceptable to the Committee, or by the surrender of shares of Common Stock (that have been held by Participant for at least six months) with an aggregate Fair Market Value (determined as of the closing price on the Date of Exercise as defined above) which is not less than option price or part thereof.

     (d)  Non-transferability.  This option is non-transferable except by will
          -------------------
          or by the laws of descent and distribution. In the event of any such transfer, this option must be transferred to the same person or persons. During Participant's lifetime, this option may be exercised only by Participant.

     (e)  Termination of Employment.  Except as provided below and in paragraphs
          -------------------------
          3, 4 and 5, this option is not exercisable after the Participant's termination of employment with the Company or a Subsidiary. In the event Participant's termination of employment from the Company or a Subsidiary is due to job elimination, Participant may exercise this option for the number of shares he was entitled to purchase pursuant to paragraph 2 above within twelve (12) months after such termination of employment (but in no event on or after the Expiration Date).

3.   Exercise After Retirement.  In the event Participant ceases to be employed
     -------------------------
     by the Company or a Subsidiary on account of Participant's Retirement and prior to the Expiration Date, Participant may exercise this option at any time within sixty months next following his Retirement (but in any event prior to the Expiration Date) for the number of shares he was entitled to purchase pursuant to paragraph 2 above or paragraph 5 hereinafter on the date of his Retirement.

4.   Exercise in the Event of Death or Disability.  This option shall be
     --------------------------------------------
     exercisable with respect to the number of shares that the Participant was entitled to purchase pursuant to paragraph 2 above on the date of his death, in the event Participant dies while employed by the Company or within sixty months following his Retirement and prior to the Expiration Date of this option. In such event this option may be exercised by Participant's estate, or the person or persons to whom his rights under this option shall pass by will or the laws of descent and distribution. Participant's estate or such persons may exercise this option within sixty months of Participant's death or during the remainder of the pen-od preceding the Expiration Date, whichever is shorter.

     If Participant ceases employment with the Company due to total and permanent disability, this option shall be exercisable with respect to the number of shares that the Participant was entitled to purchase pursuant to paragraph 2 above on the last date of active employment with the Company for sixty months following the last date of active employment with the Company and prior to the Expiration Date of this option.

5.   Exercise in the Event of Change in Control. In the event a Change in
     ------------------------------------------
     Control of the Company occurs while Participant is in the employ of the Company, Participant may exercise this option at any time on or after the Control Change Date (but in no event on or after the Expiration Date) for the number of shares granted pursuant to paragraph 1 above. Should Participant's employment with the Company or a Subsidiary terminate after the Control Change Date other than for "cause", Participant may exercise this option within sixty (60) months after such termination of employment (but in no event on or after the Expiration Date). Termination for "cause" shall mean termination upon (a) the willful and continued failure by Participant to substantially perform his or her duties with the Company (other than any such failure resulting from Participant's incapacity due to physical or mental illness), after a demand for substantial performance is delivered to Participant by his or her superior officer which specifically identifies the manner in which such officer believes that Participant has not substantially performed his or her duties, or (b) the engaging by Participant in misconduct which is materially injurious to the Company, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, on Participant's part shall be considered "willful" unless done, or omitted to be done, by Participant not in good faith and without reasonable belief that Participant's action or omission was in the best interest of the Company.

6.   Retirement.  For purposes of this Agreement, "Retirement" means retirement
     ----------
     from the Company or a Subsidiary in accordance with the Participant's applicable Retirement Plan.

7.   Change in Control.  For purposes of this Agreement, a "change in control of
     -----------------
     the Company" shall be deemed to exist in the event any person, corporation, partnership or other entity, either alone or in conjunction with its "affiliates" as that term is defined in Rule 405 of the General Rules and Regulations under the Securities Act of 1933, as amended, or other group of persons, corporations, partnerships or other entities who are not affiliates, but who are acting in concert, are determined to own of record or beneficially more than fifty percent (50%) of the shares of outstanding stock of the Company. The "Control Change Date" means the date on which a Change Control occurs.

8.   Fractional Share.  A fractional share shall not be issuable hereunder, and
     ----------------
     when any provision hereof may entitle Participant to a fractional share, such fraction shall be disregarded.

9.   Limitation on Acceleration.  Notwithstanding any other provision of this
     --------------------------
     Agreement to the contrary, this option may not be exercisable and, without the Participant's consent, the exercisability of this option may not be accelerated so that the shares for which the option (and all other incentive stock options granted to the Participant by the Company or a Subsidiary) are first exercisable in any calendar year have a Fair Market Value (determined as the Date of Grant) exceeding $100,000.

10.  No Right to Continued Employment.  This option does not confer upon
     --------------------------------
     Participant any right with respect to continuance of employment by the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate his employment at any time.

11.  Change in Capital Structure.  The terms of this option shall be adjusted as
     ---------------------------
     the Committee determines is equitably required in the event the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which section 425 of the Code applies.

12.  Governing Law.  This Agreement shall be governed by the laws of the State
     -------------
     of Georgia.

13.  Conflicts.  In the event of any conflict between the provisions of the Plan
     ---------
     as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect as of the date hereof.

14.  Participant Bound by Plan.  Participant hereby acknowledges receipt of a
     -------------------------
     copy of the Plan and agrees to be bound by all the terms and provisions thereof.

15.  Binding Effect.  Subject to the limitations stated above and in the Plan,
     --------------
     this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of Participant and the successors of the Company.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and Participant has affixed his signature hereto.

--------------------------------------------------------------------------------

                                    EQUIFAX INC.


                                    By
                                       -----------------------------------------
                                       D. W. McGlaughlin
                                       President and Chief Executive Officer



                                    --------------------------------------------
                                    Participant

                                 EQUIFAX INC.
                                 ------------

                      NON-QUALIFIED STOCK OPTION AGREEMENT



                               Number of Shares:

                                 Option Price:

                        Date of Grant:  January 31, 1996

          THIS AGREEMENT dated as of the Date of Grant, stated above, between Equifax Inc., a Georgia corporation (the "Company"), and the above-named Participant ("Participant"), is made pursuant and subject to the provisions of the Company's Employees Stock Incentive Plan (the "Plan"). All terms used herein that are defined in the Plan have the same meaning given them in the Plan.

1.   Grant of Options.  Pursuant to the Plan, the Company, on the "Date of
     ----------------
     Grant" granted to Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company the Number of Shares stated above, or any part thereof. This option is not intended to be an incentive stock option under section 422A of the Internal Revenue Code. Such option will be exercisable as hereinafter provided.

2.   Terms and Conditions.  This option is subject to the following terms and
     --------------------
     conditions:

     (a)  Expiration Date.  This option shall expire ten years from the Date of
          ---------------
          Grant of this option (the "Expiration Date").

     (b)  Exercise of 0ption.  Except as provided in paragraphs 2(e), 3, 4 and
          ------------------
          5, this option shall be exercisable as outlined on Attachment A of this agreement. Once this option has become exercisable in accordance with the preceding sentence, it shall continue to be exercisable until the termination of Participant's rights hereunder pursuant to paragraphs 2(e), 3, 4 or 5 or until the Expiration Date, whichever occurs first. This option may be exercised with respect to any number of whole shares less than the full number for which the option could be exercised; provided, however, that this option may be exercised for no less than twenty-five shares of Common Stock or, if less, the number of shares of Common Stock that remains subject to this option. A partial exercise of this option shall not affect Participant's right to exercise this option with respect to the remaining shares, subject to the conditions of the Plan and this Agreement.

     (c)  Method of Exercising and Payment for Shares.  This option shall be
          -------------------------------------------
          exercised by written notice, accompanied by payment of the option price, delivered to the attention of the company's Stock Option Administrator at the Company's Principal office in Atlanta, GA. The Date of Exercise shall be the date as indicated on the proper stock option exercise form (e.g., exercise date on Company's stock option exercise form; trade date on broker's letter of intent to exercise; exercise date via computer file). The option price may be paid in cash or cash equivalent acceptable to the Committee, or by the surrender of shares of Common Stock (that have been held by Participant for at least six months) with an aggregate Fair Market Value (determined as of the closing price on the Date of Exercise as defined above) which is not less than the option price or part thereof.

     (d)  Non-transferability.  This option is non-transferable except by will
          -------------------
          or by the laws of descent and distribution. In the event of any such transfer, this option must be transferred to the same person or persons. During Participant's lifetime, this option may be exercised only by Participant.

     (e)  Termination of Employment.  Except as provided below and in paragraphs
          -------------------------
          3, 4 and 5, this option is not exercisable after the Participant's termination of employment with the Company or a Subsidiary. In the event Participant's termination of employment from the Company or a Subsidiary is due to job elimination, Participant may exercise this option for the number of shares he was entitled to purchase pursuant to paragraph 2 above within twelve (12) months after such termination of employment (but in no event on or after the ExpirationDate).

3.   Exercise After Retirement.  In the event Participant ceases to be employed
     -------------------------
     by the Company or a Subsidiary on account of Participant's Retirement and prior to the Expiration Date, Participant may exercise this option at any time within sixty months next following his Retirement (but in any event prior to the Expiration Date) for the number of shares he was entitled to purchase pursuant to paragraph 2 above or paragraph 5 hereinafter on the date of his Retirement.

4.   Exercise in the Event of Death or Disability.  This option shall be
     --------------------------------------------
     exercisable with respect to the number of shares that the Participant was entitled to purchase pursuant to paragraph 2 above on the date of his death, in the event Participant dies while employed by the Company or within sixty months following his Retirement and prior to the Expiration Date of this option. In such event, this option may be exercised by Participant's estate, or the person or persons to whom his rights under this option shall pass by will or the laws of descent and distribution. Participant's estate or such persons may exercise this option within sixty months of Participant's death or during the remainder of the period preceding the Expiration Date, whichever is shorter.

     If Participant ceases employment with the Company due to total and permanent disability, confirmed by a licensed physician's statement, this option shall be exercisable with respect to the number of shares that the Participant was entitled to purchase pursuant to paragraph 2 above on the last date of active employment with the Company for sixty months following the last date of active employment with the Company and prior to the Expiration Date of this option.

5.   Exercise in the Event of Change in Control.  In the event a Change in
     ------------------------------------------
     Control of the Company occurs while Participant is in the employ of the Company, Participant may exercise this option at any time on or after the Control Change Date (but in no event on or after the Expiration Date) for the number of shares granted pursuant to paragraph 1 above. Should Participant's employment with the Company or a Subsidiary terminate after the Control Change Date other than for "cause," Participant may exercise this option within sixty (60) months after such termination of employment (but in no event on or after the Expiration Date). Termination for "cause" shall mean termination upon (a) the willful and continued failure by Participant to substantially perform his or her duties with the Company (other than any such failure resulting from Participant's incapacity due to physical or mental illness), after a demand for substantial performance is delivered to Participant by his or her superior officer which specifically identifies the manner in which such officer believes that Participant has not substantially performed his or her duties, or (b) the willful engaging by Participant in misconduct which is materially injurious to the Company, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, on Participant's part shall be considered "willful" unless done, or omitted to be done, by Participant not in good faith and without reasonable belief that Participant's action or omission was in the best interest of the Company.

6.   Retirement.  For purposes of this Agreement, "Retirement" means retirement
     ----------
     from the Company or a Subsidiary in accordance with the Participant's applicable Retirement Plan.

7.   Change in Control.  For purposes of this Agreement, a "change in control of
     -----------------
     the Company" shall be deemed to exist in the event any person, corporation, partnership or other entity, either alone or in conjunction with its "affiliates" as that term is defined in Rule 405 of the General Rules and Regulations under the Securities act of 1933, as amended, or other group of persons, corporations, partnerships or other entities who are not affiliates, but who are acting in concert, are determined to own of record or beneficially more than fifty percent (50%) of the shares of outstanding stock of the Company. The "Control Change Date" means the date on which a Change in Control occurs.

8.   Fractional Share. A fractional share shall not be issuable hereunder, and
     ----------------
     when any provision hereof may entitle Participant to a fractional share, such fraction shall be disregarded.

9.   No Right to Continued Employment.  This option does not confer upon
     --------------------------------
     Participant any right with respect to continuance of employment by the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate his employment at any time.

10.  Change in Capital Structure.  The terms of this option shall be adjusted as
     ---------------------------
     the Committee determines is equitably required in the event the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which section 425 of the Code applies.

11.  Governing Law.  This Agreement shall be governed by the laws of the State
     -------------
     of Georgia.

12.  Conflicts.  In the event of any conflict between the provisions of the Plan
     ---------
     as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect as of the date hereof.

13.  Participant Bound by Plan.  Participant hereby acknowledges receipt of a
     -------------------------
     copy of the Plan and agrees to be bound by all the terms and provisions thereof.

14.  Binding Effect.  Subject to the limitations stated above and in the Plan,
     --------------
     this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of Participant and the successors of the Company.

15.  Taxes.  In accordance with procedures established by the Committee, the
     -----
     Company may withhold from Common Stock delivered to the Participant, sufficient shares of Common Stock (valued as of the Date of Exercise) to satisfy withholding and employment taxes, or the Participant shall pay to the Company in cash or Common Stock (valued as of the Date of Exercise) sufficient amounts or shares to satisfy such obligation.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and Participant has affixed his signature hereto.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                   EQUIFAX INC.

                                   By
                                      ------------------------------------------
                                      D. W. McGlaughlin
                                      President & Chief Executive Officer



                                   ---------------------------------------------
                                   Participant